Marketable securities	9 Months Ended
Sep. 30, 2024
Marketable securities [Abstract]
Marketable securities
6.	Marketable securities

Marketable securities
$’000
Fair value
At January 1, 2024	88,667
Accrued interest	2,878
Interest received	(801)
Redemptions and disposals of marketable securities	(19,780)
Revaluation adjustment	303
At September 30, 2024	71,267

The Group holds government and corporate listed bonds which comprise marketable securities measured at FVOCI. These marketable securities had a fair value of $71.3 million at September 30, 2024 (December 31, 2023: $88.7 million). During the nine month period ended September 30, 2024, a number of marketable securities were redeemed. This resulted in total proceeds of $19.8 million in the period, which includes accrued interest. The impairment loss allowance for expected credit losses at the reporting date was $0.1 million (December 31, 2023: $0.1 million). At September 30, 2024, the maturity of the Group’s marketable securities ranges from one month to three years. This maturity has been reflected in the allocation of current and non-current assets in the unaudited condensed consolidated interim statement of financial position.

The movement through OCI for the three and nine months ended September 30, 2024, is shown in the table below as follows:

	Three months ended September 30,		Nine months ended September 30,
	2024	2023	2024	2023
	$’000	$’000	$’000	$’000
Revaluation adjustments	906	(445)	303	(1,215)
Movement of expected credit losses on assets measured at FVOCI	2	17	(45)	(1)
Movement on marketable securities through OCI	908	(428)	258	(1,216)